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                                                    EXHIBIT 10G




                          THE LINCOLN ELECTRIC COMPANY
                            NON-EMPLOYEE DIRECTORS'
                           DEFERRED COMPENSATION PLAN












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                               TABLE OF CONTENTS

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
ARTICLE I.  PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE II.  DEFINITIONS AND CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
               Section 2.1.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
                             -----------
               Section 2.2.  Construction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
                             ------------

ARTICLE III.  PARTICIPATION AND DEFERRALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
               Section 3.1.  Eligibility and Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                             -----------------------------
                                (a)      Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                                         -----------
                                (b)      Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                                         -------------
                                (c)      Initial Year of Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                                         -----------------------------
                                (d)      Termination of Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                                         ----------------------------
                  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                                Section 3.2  Amount of Deferral   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                                             ------------------
                  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                                Section 3.3.  No Modification of Deferral Commitments   . . . . . . . . . . . . . . . . . . .     4
                                              ---------------------------------------

ARTICLE IV.  DIRECTORS' ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                                Section 4.1.  Establishment of Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                                              -------------------------
                                Section 4.2.  Crediting of Deferred Fees  . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                                              --------------------------
                                Section 4.3.  Determination of Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                                              -------------------------
                                (a)      Determination of Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                                         -------------------------
                                (b)      Accounting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                                         ----------
                                Section 4.4.  Adjustments to Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                                              -----------------------
                                Section 4.5.  Statement of Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                                              ---------------------
                                Section 4.6.  Vesting of Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                                              -------------------

ARTICLE V.  FINANCING OF BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                                Section 5.1.  Financing of Benefits   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                                              ---------------------
                                Section 5.2.  Security for Benefits   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                                              ---------------------
                                Section 5.3.  Investments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                                              -----------

ARTICLE VI.  DISTRIBUTION OF BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
                                Section 6.1.  Settlement Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
                                              ---------------
                                Section 6.2.  Amount to Be Distributed  . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
                                              ------------------------
                                Section 6.3.  In-Service Distribution   . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
                                              -----------------------
                                Section 6.4.  Form of Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
                                              --------------------
                                Section 6.5.  Beneficiary Designation   . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
                                              -----------------------
                                Section 6.6.  Facility of Payment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
                                              -------------------
                  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
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
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ARTICLE VII.  ADMINISTRATION, AMENDMENT AND TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
                                Section 7.1.  Administration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
                                              --------------
                  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
                                Section 7.2.  Amendment, Termination and Withdrawal   . . . . . . . . . . . . . . . . . . . .     8
                                              -------------------------------------
                                Section 7.3.  Successors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
                                              ----------
                  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
                                Section 7.4.  Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
                                              --------
                  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9

ARTICLE VIII.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
                                Section 8.1.  No Continuing Right as Director   . . . . . . . . . . . . . . . . . . . . . . .     9
                                              -------------------------------
                                Section 8.2.  Applicable Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
                                              --------------
                                Section 8.3.  Interests Not Transferable  . . . . . . . . . . . . . . . . . . . . . . . . . .     9
                                              --------------------------
                                Section 8.4.  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
                                              ------------
                                Section 8.5.  Withholding of Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
                                              --------------------
                  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10





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                          THE LINCOLN ELECTRIC COMPANY
                            NON-EMPLOYEE DIRECTORS'
                           DEFERRED COMPENSATION PLAN


                        The Lincoln Electric Company Non-Employee Directors' Deferred Compensation Plan is made and executed as of the 24th day of May, 1995 and is effective as of May 24, 1995.


                              ARTICLE I.  PURPOSE

                        THE LINCOLN ELECTRIC COMPANY NON-EMPLOYEE DIRECTORS' DEFERRED COMPENSATION PLAN is hereby established by The Lincoln Electric Company to allow directors of the Corporation to defer a portion of their Directors' Fees. It is intended that the Plan will aid in attracting and retaining Directors of exceptional ability by providing this benefit. The terms and conditions of the Plan are set forth below.


                   ARTICLE II.  DEFINITIONS AND CONSTRUCTION

                        Section 2.1. DEFINITIONS. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

                        (a) "Account": The bookkeeping account maintained for each Director showing his interest under the Plan.

                        (b) "Accounting Date": December 31 of each year and the last day of any calendar quarter in which a Director's Settlement Date occurs.

                        (c) "Accounting Period": The period beginning on the day immediately following an Accounting Date and ending on the next following Accounting Date.

                        (d)     "Administrator":  The Board.

                        (e) "Annual Retainer": The annual cash retainer earned by a Director for services as a Director of the Corporation.

                        (f) "Beneficiary": The person or persons (natural or otherwise), within the meaning of Section 6.5, who are entitled to receive distribution of the Director's Account balance in the event of the Director's death.

                        (g)     "Board":  The Board of Directors of the
               Corporation.
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                        (h)     "Corporation":  The Lincoln Electric Company or
               any successor or successors thereto.

                        (i) "Deferral Commitment": An agreement by a Director to have a specified percentage or dollar amount of his Fees deferred under the Plan for a specified period in the future.

                        (j) "Deferral Period": Means the Plan Year for which a Director has elected to defer a portion of his Fees.

                        (k) "Director": An individual duly elected or chosen as a director of the Corporation who is not also an employee of the Corporation or its subsidiaries.

                        (l)     "Effective Date":  May 24, 1995.

                        (m)     "Fees":  The Annual Retainer and Other
               Compensation.

                        (n) "Other Compensation": The meeting and other cash fees earned by a Director for services as a Director of the Corporation, other than the Annual Retainer.

                        (o) "Participation Agreement": The Agreement submitted by a Director to the Administrator with respect to one or more Deferral Commitments.

                        (p) "Plan": The Plan set forth in this instrument as it may, from time to time, be amended.

                        (q) "Plan Year": The 12-month period beginning January 1 through December 31; provided that the first plan year shall begin on the Effective Date and end on December 31, 1995.

                        (r)     "Request":  The meaning set forth in Section
               5.3.

                        (s) "Settlement Date": The date on which a Director terminates as a Director. Settlement Date shall also include with respect to any Deferral Period the date prior or subsequent to termination as a Director selected by a Director in a Participation Agreement for distribution of all or a portion of the amounts deferred during such Deferral Period.

                        (t)     "Trust":  The meaning set forth in Section 5.2

                        Section 2.2. CONSTRUCTION. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder," and other similar compounds of





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the word "here" shall mean and refer to the entire Plan, and not to any particular provision or Section.


                   ARTICLE III.  PARTICIPATION AND DEFERRALS

                        Section 3.1.  ELIGIBILITY AND PARTICIPATION.

                        (a) ELIGIBILITY. Eligibility to participate in the Plan for any Deferral Period is limited to Directors.

                        (b) PARTICIPATION. A Director may elect to participate in the Plan with respect to any Deferral Period by submitting a Participation Agreement to the Administrator by the last business day immediately preceding the applicable Deferral Period.

                        (c) INITIAL YEAR OF PARTICIPATION. In the event that an individual first becomes a Director during a Deferral Period and wishes to elect a Deferral Commitment with respect to the Fees earned by and payable to the individual during such Deferral Period, and with respect to the first Plan Year, a Participation Agreement must be submitted to the Administrator no later than 30 days following such individual's becoming a Director, or following the beginning of such Plan Year, respectively. Any Deferral Commitment elected in such Participation Agreement shall be effective only with regard to Fees earned following the submission of the Participation Agreement to the Administrator. If a Director does not submit a Participation Agreement within such period of time, such individual will not be eligible to participate in the Plan until the first day of a Deferral Period subsequent to the Deferral Period in which the individual became a Director.

                        (d) TERMINATION OF PARTICIPATION. Participation in the Plan shall continue as long as the Director is eligible to receive benefits under the Plan.

                        Section 3.2 AMOUNT OF DEFERRAL. With respect to each Plan Year, a Director may elect to defer a specified dollar amount or percentage of his Fees. For the first Plan Year, a Director may elect to defer all or any portion of his Fees earned or payable after the later of the effective date of the Participation Agreement or the date of filing the Participation Agreement with the Administrator. A Director may change the dollar amount or percentage of his Fees to be deferred by filing a written notice thereof with the Administrator. Any such change shall be effective as of the first day of the Plan Year immediately succeeding the Plan Year in which such notice is filed with the Administrator.





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
                        Section 3.3. NO MODIFICATION OF DEFERRAL COMMITMENTS. A Deferral Commitment shall be irrevocable with respect to the Deferral Period for which it is made.


                        ARTICLE IV.  DIRECTORS' ACCOUNTS

                        Section 4.1. ESTABLISHMENT OF ACCOUNTS. The Corporation, through its accounting records, shall establish an Account for each Director who elects to participate in the Plan. In addition, the Corporation may establish one or more subaccounts of a Director's Account, if the Corporation determines that such subaccounts are necessary or appropriate in administering the Plan.

                        Section 4.2. CREDITING OF DEFERRED FEES. A Director's Fees that are deferred pursuant to a Deferral Commitment shall be credited to the Director's Account within 30 days following the date the corresponding non-deferred portion of his Fees would have been paid to the Director. Any withholding of taxes or other amounts with respect to any deferred Fees that is required by state, federal or local law shall be withheld from the Director's non-deferred Fees, or if none, then the Director's Deferred Commitment shall be reduced by the amount of such withholding.

                        Section 4.3.  DETERMINATION OF ACCOUNTS.

                        (a) DETERMINATION OF ACCOUNTS. The amount credited to each Director's Account as of a particular date shall equal the deemed balance of such Account as of such date. The balance in the Account shall equal the amount credited pursuant to
               Section 4.2, and shall be adjusted in the manner provided in
               Section 4.4.

                        (b) ACCOUNTING. The Corporation, through its accounting records, shall maintain a separate and distinct record of the amount in each Account as adjusted to reflect income, gains, losses, withdrawals and distributions.

                        Section 4.4.  ADJUSTMENTS TO ACCOUNTS.

                        (a) Each Director's Account shall be debited with the amount of any distributions under the Plan to or on behalf of the Director or, in the event of his death, his Beneficiary during the Accounting Period ending on such Accounting Date.

                        (b) The Director's Account shall next be credited or debited, as the case may be, with an income (loss) factor equal to an amount determined by multiplying (i) the balance credited to the Director's Account as of the immediately preceding Accounting Date (as adjusted pursuant to Section 4.4(a) for the current Accounting Date) by (ii) the





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               rate of return for the Accounting Period ending on such
               Accounting Date on deemed investments provided for in
               Section 5.3.

                        Section 4.5. STATEMENT OF ACCOUNTS. As soon as practicable after the end of each Plan Year, a statement shall be furnished to each Director or, in the event of his death, to his Beneficiary showing the status of his Account as of the end of the Plan Year, any changes in his Account since the end of the immediately preceding Plan Year, and such other information as the Administrator shall determine.

                        Section 4.6. VESTING OF ACCOUNTS. Subject to Section 5.1, each Director shall at all times have a nonforfeitable interest in his Account balance.


                       ARTICLE V.  FINANCING OF BENEFITS

                        Section 5.1. FINANCING OF BENEFITS. Benefits payable under the Plan to a Director or, in the event of his death, to his Beneficiary shall be paid by the Corporation from its general assets. The payment of benefits under the Plan represents an unfunded, unsecured obligation of the Corporation. Notwithstanding the fact that the Directors' Accounts may be adjusted by an amount that is measured by reference to the performance of any deemed investments as provided in Section 5.3, no person entitled to payment under the Plan shall have any claim, right, security interest or other interest in any fund, trust, account, insurance contract or asset of the Corporation which may be responsible for such payment.

                        Section 5.2. SECURITY FOR BENEFITS. Notwithstanding the provisions of Section 5.1, nothing in this Plan shall preclude the Corporation from setting aside amounts in trust (the "Trust") pursuant to one or more trust agreements between a trustee and the Corporation. However, no Director or Beneficiary shall have any security interest or claim in any assets or property of the Corporation or the Trust and all funds contained in the Trust shall remain subject to the claims of the Corporation's general creditors.

                        Section 5.3. INVESTMENTS. The Board may designate one or more separate investment funds or vehicles, including, without limitation, certificates of deposit, mutual funds, money market accounts or funds, limited partnerships, or debt or equity securities, other than equity securities of the Corporation, in which the amount credited to a Director's Account will be deemed to be invested. Each Director shall file an investment preference request ("Request") to be effective as of the date of such Request with respect to the amounts credited to his Account as of such date and amounts subsequently credited to his Account. A Request will advise the Administrator as to the Director's preference with respect to investment vehicles for all or some





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portion of the amounts credited to a Director's Account in specified multiples of 10%. A Request may be changed prospectively by a Director only as of January 1, April 1, July 1 and October 1 by giving the Administrator prior written notice. The Administrator may, but is under no obligation to, deem the amounts credited to a Director's Account to be invested in accordance with the Request made by the Director, or the Board may, instead, in its sole discretion, deem such Account to be invested in any deemed investment funds selected by the Board. Earnings on any amounts deemed to have been invested in any deemed investment fund shall be deemed to have been reinvested in such fund.


                     ARTICLE VI.  DISTRIBUTION OF BENEFITS

                        Section 6.1. SETTLEMENT DATE. A Director or, in the event of his death, his Beneficiary shall be entitled to distribution of the balance of his Account, as provided in this Article VI, following his Settlement Date or Dates.

                        Section 6.2. AMOUNT TO BE DISTRIBUTED. The amount to which a Director or, in the event of his death, his Beneficiary is entitled in accordance with the following provisions of this Article shall be based on the Director's adjusted account balance determined as of the Accounting Date coincident with or next following his Settlement Date or Dates.

                        Section 6.3. IN-SERVICE DISTRIBUTION. A Director may elect to commence to receive an in-service distribution of his deferred Fees for any Deferral Period beginning at any time at least two years after the date such Fees otherwise would have been first payable. A Director's election of an in-service distribution shall be filed in writing with the Administrator at the same time as is filed his election to participate as provided in Section 3.1. The Director may elect to receive such Fees as an in-service distribution under one of the forms provided in Section 6.4. Any benefits paid to the Director as an in-service distribution shall reduce the Director's Account. In the event of a Director's death, the balance of his Account shall be distributed to his Beneficiary in a lump sum.

                        Section 6.4. FORM OF DISTRIBUTION. As soon as practicable after the end of the Accounting Period in which a Director's Settlement Date occurs, but in no event later than thirty days following the end of such Accounting Period, the Corporation shall commence distribution or cause distribution to be commenced, to the Director or, in the event of his death, to his Beneficiary, of the balance of the Director's Account, as determined under Section 6.2, under one of the forms provided in this Section. Notwithstanding the foregoing, if elected by the Director, the distribution of all or a portion of the Director's Account may commence at the beginning of the Plan Year next following his Settlement Date.





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
                        Distribution of a Director's Account with respect to any Deferral Period shall be made in one of the following forms as elected by the Director:

                        (a)     by payment in cash in a single lump sum;

                        (b) by payment in cash in not greater than ten (10) annual installments; or

                        (c) a combination of (a) and (b) above. The Director shall designate the percentage payable under each option.

The Director's election of the form of distribution shall be made by written notice filed with the Administrator at least 1 year prior to the Director's voluntary termination as a Director. Any such election may be changed by the Director at any time and from time to time without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than 1 year prior to the Director's voluntary termination as a Director shall not be valid, and in such case payment shall be made in accordance with the Director's prior election.

The amount of each installment shall be equal to the quotient obtained by dividing the Director's Account balance as of the date of such installment payment by the number of installment payments remaining to be made to or in respect of such Director at the time of calculation.

                        If a Director fails to make an election in a timely manner as provided in this Section 6.4, distribution shall be made in cash in a lump sum.

                        Section 6.5.  BENEFICIARY DESIGNATION.    As used in
the Plan the term "Beneficiary" means:

                                (a)        The last person designated as
                        Beneficiary by the Director in a written notice on a form prescribed by the Administrator;

                                (b)        If there is no designated
                        Beneficiary or if the person so designated shall not survive the Director, such Director's spouse; or

                                (c) If no such designated Beneficiary and no such spouse is living upon the death of a Director, or if all such persons die prior to the full distribution of the Director's Account balance, then the legal representative of the last survivor of the Director and such persons, or, if the Administrator shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor (in the proportions in which they would inherit his intestate personal





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
                        property) shall be the Beneficiaries to whom the then remaining balance of the Director's Account shall be distributed.

Any Beneficiary designation may be changed from time to time by like notice similarly delivered. No notice given under this Section shall be effective unless and until the Administrator actually receives such notice.

                        Section 6.6. FACILITY OF PAYMENT. Whenever and as often as any Director or his Beneficiary entitled to payments hereunder shall be under a legal disability or, in the sole judgment of the Administrator, shall otherwise be unable to apply such payments to his own best interests and advantage, the Administrator in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to him; (ii) to his legal guardian or conservator; or (iii) to his spouse or to any other person, to be expended for his benefit; and the decision of the Administrator, shall in each case be final and binding upon all persons in interest.


            ARTICLE VII.  ADMINISTRATION, AMENDMENT AND TERMINATION

                        Section 7.1. ADMINISTRATION. The Plan shall be administered by an Administrator. The Administrator shall have such powers as may be necessary to discharge its duties hereunder. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Corporation. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his own Account. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, including actions in writing taken without a meeting. All elections, notices and directions under the Plan by a Director shall be made on such forms as the Administrator shall prescribe.

                        Section 7.2. AMENDMENT, TERMINATION AND WITHDRAWAL. The Plan may be amended from time to time or may be terminated at any time by the Board. No amendment or termination of the Plan, however, may adversely affect the amount or timing of payment of any person's benefits accrued under the Plan to the date of amendment or termination without such person's written consent.

                        Section 7.3. SUCCESSORS. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or





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
substantially all of the business and/or assets of the Corporation expressly to assume and to agree to perform this Plan in the same manner and to the same extent the Corporation would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Corporation and any successor of or to the Corporation, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Corporation whether by sale, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Corporation" for the purposes of this Plan), and the heirs, beneficiaries, executors and administrators of each Director.

                        Section 7.4. EXPENSES. All expenses of the Plan shall be paid by the Corporation from funds other than those deemed investments as provided in Section 5.3, except that brokerage commissions and other transaction fees and expenses relating to the investment of deemed assets and investment fees attributable to commingled investment of such assets shall be paid from or charged to such assets or earnings thereon.


                          ARTICLE VIII.  MISCELLANEOUS

                        Section 8.1. NO CONTINUING RIGHT AS DIRECTOR. Neither the adoption or operation of this Plan, nor any document describing or referring to this Plan, or any part thereof, shall confer upon any Director any right to continue as a Director of the Corporation or any subsidiary of the Corporation.

                        Section 8.2. APPLICABLE LAW. All questions arising in respect of the Plan, including those pertaining to its validity, interpretation and administration, shall be governed, controlled and determined in accordance with the applicable provisions of federal law and, to the extent not preempted by federal law, the internal substantive laws of the State of Ohio.

                        Section 8.3. INTERESTS NOT TRANSFERABLE. No person shall have any right to commute, encumber, pledge or dispose of any interest herein or right to receive payments hereunder, nor shall such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

                        Section 8.4. SEVERABILITY. Each section, subsection and lesser section of this Plan constitutes a separate and distinct undertaking, covenant and/or provision hereof. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall finally be





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determined to be unlawful, such provision shall be deemed severed from this
Plan, but every other provision of this Plan shall remain in full force and effect, and in substitution for any such provision held unlawful, there shall be substituted a provision of similar import reflecting the original intention of the parties hereto to the extent permissible under law.

                        Section 8.5. WITHHOLDING OF TAXES. The Corporation may withhold or cause to be withheld from any amounts payable under this Plan all federal, state, local and other taxes as shall be legally required.

                        IN WITNESS WHEREOF, The Lincoln Electric Company has caused this instrument to be executed in its name as of the date first above written.

                                       THE LINCOLN ELECTRIC COMPANY



                                       By:  /s/ H. Jay Elliott
                                            -------------------------
                                       Its: Senior Vice President,
                                            Chief Financial Officer and
                                            Treasurer
                                            -------------------------
Attest:

/s/ Dorothy L. Hodnichak
---------------------------





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